                              EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT, (the "Agreement") is entered into as of the 13th day of May, 1996, by and between The Registry, Inc., a Massachusetts corporation with its principal place of business at 189 Wells Avenue, Newton, Massachusetts 02159 (the "Corporation") and G. Drew Conway, an individual residing at 76 Chesterton Road, Wellesley, Massachusetts 02181 (the "Employee").

          The Corporation desires to employ the Employee, and the Employee desires to be employed by the Corporation. In consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.  Term of Employment.  The Corporation hereby agrees to employ the
              ------------------
Employee, and the Employee hereby accepts employment with the Corporation, upon the terms set forth in this Agreement, for the period commencing on the date hereof (the "Commencement Date") and ending on the fourth anniversary of the date hereof (the "Four-Year Term"), unless earlier terminated in accordance with the provisions of Section 4 hereof (such period being hereinafter referred to as the "Employment Period"). Each of the one-year periods commencing on the Commencement Date and on each of the first, second, and third anniversaries thereof is referred to herein as an "Employment Year".

          2.  Title; Capacity.
              ---------------

          2.1 The Employee shall serve as President and Chief Executive Officer of the Corporation. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to him by, the Board of Directors of the Corporation (the "Board") and his powers and authority shall be superior to any other officer or employee of the Corporation or any subsidiary thereof. The Employee agrees to serve without additional compensation, if elected or appointed thereto, as a member of the Board, provided that the Employee is indemnified for serving in any and all such capacities on a basis no less favorable than is currently provided by Article 6B of the Corporation's Articles of Organization, as amended.

          2.2 The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such position and such other duties and responsibilities as the Board shall from time to time reasonably assign to him. The Employee agrees to devote his full business time, attention and energies to the business and interests of the Corporation during the Employment Period; provided, however, that the Employee shall be free to
                       -----------------
serve as a director of other corporations or entities and to participate in civic and charitable activities so long as such activities do not interfere with his duties and responsibilities to the Corporation hereunder. The Employee agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Corporation and any reasonable changes therein which may be adopted from time to time by the Corporation.

          3.  Compensation and Benefits.
              -------------------------

              3.1  Salary.  The Corporation shall pay the Employee, in weekly
                   ------
installments, an annual base salary of $400,000 for the first Employment Year, $425,000 for the second Employment Year, $475,000 for the third Employment Year and $525,000 for the fourth Employment Year during the Employment Period (such annual amount, the "Base Salary").

              3.2 Additional Compensation. In addition to the annual base salary
                  -----------------------
to be paid to the Employee by the Corporation, the Employee shall be eligible to receive with respect to each Employment Year such bonuses as may be awarded from time to time upon the achievement by the Corporation of certain revenue and profitability performance targets as are determined in advance of each Employment Year by the Compensation Committee of the Board; provided, however,
                                                            -----------------
that such bonus shall in no event exceed $160,000 in the first Employment Year.

              3.3 Fringe Benefits. The Employee shall be entitled to participate
                  ---------------
in all benefit programs that the Corporation establishes and makes available to its executive level employees, if any, to the extent that the Employee's position, tenure, salary, age, health and other qualifications make him eligible to participate. The Employee shall be entitled to the number of vacation days in each Employment Year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Corporation's vacation plan. The Employee shall also be entitled to all paid holidays given by the Corporation to its executive officers.

              3.4  Reimbursement of Expenses.  The Corporation shall reimburse
                   -------------------------
the Employee for all reasonable travel and other expenses incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, upon presentation by the Employee of documentation, expense statements, vouchers and/or such other supporting information as the Corporation may request.

              3.5  Automobile.  The Corporation shall provide Employee with an
                   ----------
automobile during the Employment Period, which shall either be the BMW 740iL currently leased by the Corporation on behalf of Employee or an automobile comparable in value thereto, and shall pay all insurance premiums thereon.

              3.6  Life Insurance.  Within sixty (60) days of the date of this
                   ---------------
Agreement, the Corporation shall acquire a split dollar life insurance policy in the amount of approximately $36 million on the life of Employee, the beneficiary of which shall be Employee's designee, and to pay all premium thereon (subject to reimbursement for the non-term premium costs upon Employee's death).

          4.  Employment Termination.  The employment of the Employee by the
              ----------------------
Corporation pursuant to this Agreement shall terminate upon the occurrence of any of the following:

              4.1 At the election of the Corporation for Cause, immediately upon written notice by the Corporation to the Employee. For purposes of this Section 4.1, "Cause" shall mean:

                  (a) fraud that is material and related to the property or business of the Corporation; or

                  (b) misappropriation of material Corporation assets; or

                  (c) conviction of, or the entering of a plea of

nolo contendere to, a felony or other crime involving moral turpitude; or
- ---- ----------

                  (d) intentional dishonesty that is material and related to the performance of the Employee's duties as an employee of the Corporation; or

                  (e) failure to perform reasonably assigned duties as a result of the Employee's abuse of alcohol or drugs after notice from the Corporation and a reasonable opportunity to cure; or

                  (f) willful failure to carry out a material directive of the Board, provided that such directive concerned matters within the scope of Employee's duties and was capable of being reasonably and lawfully performed.

                  (g) a material breach by the Employee of the terms of this Agreement after written notice from the Corporation and 30 days to cure; provided, however, that the Employee shall in no event be deemed to have
- --------  -------
materially breached Section 2 of this Agreement based on any of the following:

                      (i) as the result of bad judgment or negligence on the part of the Employee other than habitual negligence; or

                      (ii) as the result of an act or omission without intent of gaining therefrom directly or indirectly a profit to which the Employee was not legally entitled; or

                      (iii) because of an act or omission believed by the Employee in good faith to have been in or not opposed to the interests of the Corporation; or

                      (iv) for any act or omission in respect of which a determination could properly be made that the Employee met the applicable standard of conduct prescribed for indemnification or reimbursement or payment of expenses under the Restated Articles of Organization of the Corporation.

          4.2 Upon the death or disability of the Employee. As used in this Agreement, the term "disability" shall mean the inability to the Employee, due to a physical or mental disability, to substantially perform the services contemplated by this Agreement for one hundred and eighty days during any period of three hundred sixty-five consecutive calendar days. A determination of disability shall be made by a physician satisfactory to both the Employee, on the one hand, and the Corporation, on the other hand, provided that if such
                                                      --------
parties are unable to agree on a physician, the Employee and the Corporation shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties.

          4.3 At the election of the Corporation other than for Cause (but excluding termination due to Employee's death or disability), at any time upon thirty (30) days' notice to Employee.

          4.4 By the Employee for Good Reason, upon ten (10) business days' notice (except as otherwise provided below) to the Corporation setting forth in reasonable detail the nature of such Good Reason. The following shall constitute "Good Reason" for termination by Employee:

          (i) Material failure of the Corporation to provide the Employee the Base Salary, bonus and benefits in accordance with the terms of
                Section 3 hereof; or

          (ii) Failure to elect or reelect the Employee to, or removal of the Employee from, the offices set forth in Section 2.1 above; or

          (iii) A significant change in the nature or scope of the authorities, powers, functions or duties attached to the positions summarized in Section 2.1 above; or

          (iv) A determination by the Employee made in good faith that as a result of a Change in Control of the Corporation, as defined in

                Addendum A attached hereto, and a change in circumstances
                -------- -
                thereafter and since the date of this Agreement significantly affecting his position, he is unable to carry out the authorities, powers, functions or duties attached to his position and contemplated by Section 2.1 of this Agreement and the situation is not remedied within thirty (30) days after receipt by the Corporation of written notice from the Employee of such determination.

          4.5 By the Employee other than for Good Reason at any time upon thirty (30) days' notice to Corporation.

     5.   Effect of Termination.
          ---------------------

          5.1  Termination at Election of the Corporation or by Employee Other
               ---------------------------------------------------------------
than for Good Reason.  In the event of the Employee's employment is terminated
- --------------------
at the election of the Corporation pursuant to Section 4.1 or by Employee other than for Good Reason pursuant to Section 4.5, the Corporation shall pay to the Employee the Base Salary and benefits otherwise payable to him under Section 3 through the last day of his actual employment by the Corporation.

          5.2  Termination for Death or Disability.  In the event the Employee's
               -----------------------------------
employment is terminated by death or because of disability pursuant to Section 4.2, the Corporation shall pay to the estate of the Employee or to the Employee, as the case may be, the compensation and benefits which would otherwise be payable to the Employee under Section 3 through the last day of the month in which the termination of his employment because of death or disability occurs.

          5.3  Termination Other than for Cause or by Employee for Good Reason.
               ----------------------------------------------------------------
In the event the Employee's employment is terminated by the Corporation other than for Cause pursuant to Section 4.3 or by Employee for Good Reason pursuant to Section 4.4, and provided that no benefits are payable to the Employee under a separate severance agreement or executive severance plan with the Corporation as a result of such termination, the Corporation shall (i) pay to the Employee the base salary and benefits otherwise payable to him under Section 3 through the last day of actual employment by the Corporation; (ii) for a period of two
(2) years after the date of termination (the "Severance Period") and regardless of whether Employee commences other employment (provided that such employment does not violate Section 7 hereof), continue to pay Employee the base salary in weekly installments at the rate in effect on the date of termination, with an increase as specified in Section 3.1 of the Agreement at such time as a new Employment Year would have commenced had the Agreement still been in effect (but no additional increase to the extent that the Severance Period extends beyond the fourth anniversary of the Commencement Date); (iii) subject to any employee contribution applicable to Employee on the date of termination, continue to contribute to the cost of the Employee's participation in the Corporation's group medical and dental insurance plans for the Severance Period, provided that Employee is entitled to continue such participation under applicable law and plan terms; and (iv) to the extent that such termination occurs during an Employment Year, provide Employee with a lump sum payment equal to the bonus paid or payable to Employee with respect to the immediately previous Employment Year multiplied by a fraction, the numerator of which is the number of days elapsed in the then-current Employment Year and the denominator of which is 365, within thirty (30) days of termination.

     6.   Termination of Employment After Four-Year Term.
          -----------------------------------------------

          6.1 To the extent that Employee is not earlier terminated in accordance with the provisions of Section 4 hereof, the Corporation shall notify Employee in writing on or before the date which is six months prior to the end of the Four-Year Term if it does not wish to continue Employee's employment after the Four-Year Term on substantially the same or more favorable terms to Employee than are set forth in this Agreement.

          6.2 If the Corporation (i) fails to continue Employee's employment after the Four-Year Term other than for Cause or (ii) terminates Employee's employment within one year after the end of the Four-Year Term other than for Cause, then the Corporation shall (i) pay to the Employee the base salary and benefits otherwise payable to him through the last day of actual employment by the Corporation; (ii) for the period commencing on such termination of employment and terminating on the one (1) year anniversary of the end of the Four-Year Term (the "Non-Renewal Period") and regardless of whether Employee commences other employment (provided that such employment does not violate
Section 7 hereof), continue to pay Employee the base salary in weekly installments at the rate in effect on the date of termination; and (iii) subject to any employee contribution applicable to Employee on the date of termination, continue to contribute to the cost of the Employee's participation in the Corporation's group medical and dental insurance plans for the Non-Renewal Period, provided that Employee is entitled to continue such participation under applicable law and plan terms.

     7.   Non-Compete; Proprietary Information.
          ------------------------------------

          7.1 For so long as the Employee is employed by the Corporation and for a period of two (2) years thereafter, the Employee will not directly or indirectly:

               (a) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients or accounts, or prospective clients or accounts, of the Corporation or any of its affiliates;

               (b) recruit, solicit or induce, or attempt to induce, any employees or independent contractors of the Corporation to terminate their employment with, or otherwise cease their relationship with, the Corporation or any of its affiliates;

               (c) directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with the Corporation or any of its affiliates within the United States or any other geographic region in which the Corporation conducts or proposes to conduct business or undertake any planning for any business competitive with the Corporation or any of its affiliates. Specifically, but without limiting the foregoing, Employee agrees not to engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of the Corporation or any of its affiliates as conducted or under consideration at any time during Employee's employment. Restricted activity includes, without limitation, accepting employment or a consulting position with any person who is, or at any time with two (2) years prior to termination of Employee's employment has been, a customer of the Corporation or any of its affiliates.
For the purposes of this Section 7, the business of the Corporation and its affiliates shall include the provision of information technology consultants or any other temporary service personnel with computer-related expertise to third parties or any other business in which the Corporation is engaged while Employee is employed by the Corporation.

               (d) disclose any Proprietary Information (as defined below) to others outside the Corporation or use the same for any unauthorized purposes without approval of the Corporation; provided; however, that the foregoing
                                     --------- -------
restriction shall not apply if such information: (i) is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of the Employee; (ii) is in the Employee's possession at the time of disclosure other than as a result of the Employee's breach of any legal obligation; (iii) becomes known to the Employee through disclosure by sources other than the Corporation having the legal right to disclose such information;
(iv) is independently developed by the Employee without reference to or reliance upon Proprietary Information; or (iv) is required to be disclosed by the Employee to comply with applicable laws or governmental regulations, provided that the Employee provides prior written notice of such disclosure to the Corporation and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

          7.2 For the purposes of this Section 7, "Proprietary Information" shall mean all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning the Corporation's business or financial affairs. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, systems, formulas, compositions, projects, developments, plans, research data, financial data, personnel data, computer programs and client and information technology consultant lists.

          7.3 The Employee agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, program listings or other written, photographic or tangible material containing Property Information, whether created by the Employee or others, which shall come into his custody or possession, shall be and are the exclusive property of the Corporation to be used by the Employee only in the performance of his duties for the Corporation.

          7.4 The Employee agrees that his obligation not to disclose or use information, know-how and records of the types set forth in Section 7.1(d), above, also extends to such types of information, know-how, records and tangible property of clients of the Corporation or other third parties who may have disclosed or entrusted the same to the Corporation or to him in the course of the Corporation's business.

          7.5 If any restriction set forth in this Section 7 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

          7.6 The restrictions contained in this Section 7 are necessary for the protection of the business and goodwill of the Corporation and are considered by the

Employee to be reasonable for such purpose. The Employee agrees that any breach of this Section 7 will cause the Corporation substantial and irrevocable damage and therefore, in the event of any such breach, in addition to such remedies which may be available, the Corporation shall have the right to seek specific performance and injunctive relief.

     8.   Registration Rights.  Each of the Employee and the Corporation agrees
          -------------------
to be bound by the Registration Rights provisions attached as Addendum B to this
                                                              ----------
Agreement, which Addendum shall be deemed to be incorporated by reference in, and made a part of, this Agreement.

     9.   Notices.  All notices or elections required or permitted under this
          -------
Agreement shall be in writing, signed by the party giving such notice or election, and shall be effective upon personal delivery, three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one business day following deposit with Federal Express or with another nationally recognized overnight courier service, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party may designate to the other in accordance with this Section 9 with a copy to Hill & Barlow, One International Place, Boston, Massachusetts 02110, Attention: Andrea M. Teichman, Esq.

     10.  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

     11.  Amendment.  This Agreement may be amended or modified only by a
          ---------
written instrument executed by both the Corporation and the Employee.

     12.  Governing Law.  This Agreement shall be construed, interpreted and
          -------------
enforced in accordance with the laws of the Commonwealth of Massachusetts.

     13.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Corporation may be merged or which may succeed to its assets or business; provided, however,
                                                          --------  -------
that the obligations of the Employee are personal and shall not be assigned except for obligations of Employee pursuant to Addendum B hereto.

     14.  Miscellaneous.
          -------------

          14.1 No delay or omission by the Corporation in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Corporation on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

          14.2 The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

          14.3 In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

                              THE REGISTRY, INC.


                              By:/s/ Christopher B. Egizi
                                 --------------------------------

                              Title: Vice President
                                     ----------------------------


                              EMPLOYEE:

                              /s/ G. Drew Conway
                              __________________________________
                              G. Drew Conway

                                   Addendum A
                                   ----------


Definition of Change of Control.
- --------------------------------

          A "Change of Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Corporation; (ii) the Corporation shall be merged or consolidated with another corporation unless, following such merger or consolidation, (A) more than 60% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Corporation, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation and (B) at least two-thirds of the members of the board of directors resulting from such consolidation or merger were members of the Incumbent Board (as hereinafter defined) at the time of the execution of the initial agreement providing for such consolidation or merger (a surviving company meeting the requirements of (A) and (B), a "Qualifying Survivor"); (iii) the Corporation shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary, other than to a Qualifying Survivor; (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 20% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record) provided, however, that the following acquisitions shall not constitute a Change in
Control: (A) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege); (B) any acquisition by the Corporation or by any corporation controlled by the Corporation; or (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or (v) individuals who, as of the date of this Agreement, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least two-thirds of the Board over any period of 24 consecutive months or less; provided, however, that any individual becoming a director
                --------  -------
subsequent to the date of this Agreement whose election, or nomination for election by the Corporation's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934.

                                   Addendum B
                                   ----------


    Registration Rights:
    --------------------

          1.   Certain Definitions.  As used in this Addendum B, the following
               -------------------
terms shall have the following respective meanings:

                    "Commission" shall mean the United States Securities and
                     -----------
          Exchange Commission.

                    "Exchange Act" shall mean the Securities Exchange Act of
                     -------------
          1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                    "Holder" shall mean Employee so long as he holds Registrable
                     -------
          Securities and any one transferee of Employee in the event of Employee's death so long as such transferee holds at least 1,000,000 shares of Registrable Securities and provided such transferee agrees in writing with the Corporation to hold such Registrable Securities subject to all the restrictions hereof.

                    "Registrable Securities" shall mean the 8,000,000 shares of
                     -----------------------
          Common Stock, no par value per share, of the Corporation owned by the Employee on the date of this Agreement and any securities issued as a dividend or other distribution with respect to, or in exchange or in replacement for, the Common Stock.

                    "Registration Expenses" shall mean all expenses (except for
                     ----------------------
          "Selling Expenses" as defined below) incurred by the Corporation in complying with these Registration Rights provisions, including, without limitation, all registration and filing fees, printing expenses, reasonable fees and disbursements of counsel and accountants for the Corporation.

                    The terms "register", "registered" and "registration" shall
                               ---------   -----------      -------------
          refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

                    "Registration Statement" shall mean a registration statement
                     -----------------------
          on Form S-1 filed by the Corporation with the Commission for a public offering and sale of securities of the Corporation.

                    "Securities Act" shall mean the Securities Act of 1933, as
                     ---------------
          amended, or any similar federal statute, and the rules and regulations of the

          Commission issued under such Act, as they each may, from time to time, be in effect.

                    "Selling Expenses" shall mean all underwriting discounts and
                     -----------------
          selling commissions applicable to the sale of Registrable Securities pursuant to these Registration Rights provisions and all fees and disbursements of counsel for the Holder (unless such counsel also has acted as counsel to the Corporation with respect to the registration in question).

          2.   Incidental Registrations.
               ------------------------

               (a) If at any time or from time to time the Corporation shall determine to register any of its Common Stock, for its own account or for the account of any of its shareholders (other than the Holder), other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or any Rule adopted by the Commission in substitution therefor or in amendment thereto, or a registration on any registration form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, the Corporation will:

                         (i) promptly give to Holder written notice thereof; and

                         (ii) include in such registration (and any related qualification under Blue Sky laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request by Holder received by the Corporation within twenty (20) days after the giving of such written notice by the Corporation, subject to the limitations set forth in
                         Section 2(b).

                         (b) If the registration of which the Corporation gives
                    notice is for a registered public offering involving an underwritten public offering, the Corporation shall so advise the Holder as a part of the written notice given pursuant to Section 2(a)(i). In such event the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwritten public offering and the inclusion of such Holder's Registrable Securities in the underwritten public offering to the extent provided herein. If the Holder proposes to distribute his securities through such underwritten public offering, he shall (together with the Corporation and any other holders distributing their securities through such underwritten public offering) enter into an underwriting agreement in customary form, including without limitation mutually agreeable indemnification provisions, with the underwriter or underwriters selected for such underwritten public offering by the Corporation. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, all shares to be sold by the Corporation shall be included in such offering before any Registrable Securities are so included. The Corporation shall so advise the Holder, and the number of shares of Registrable Securities that may be included in the registration and underwritten public offering shall be allocated among the Holder and other holders having similar registration rights in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by the Holder and such other holders at the time of filing the Registration Statement. No Registrable Securities excluded from the underwritten public offering by reason of the underwriter's marketing limitation shall be included in such registration. In the event the contemplated sale does not involve an underwritten public offering, a determination that the inclusion of the Registrable Securities adversely affects the marketing of the shares shall be made by the Board of Directors of the Corporation in its good faith discretion.

                         (c) The Corporation may at any time withdraw or abandon
                    any Registration Statement which triggers the provisions of this Section 2 without any liability to the Holder. Whether or not the registration is underwritten, as a condition to inclusion of Registrable Shares, the Holder shall enter into mutually agreeable indemnification covenants with the Corporation with respect to the registration.

                    3.   Registration Procedures.  If and whenever the
                         -----------------------
          Corporation is required by these Registration Rights provisions to effect the registration of any of the Registrable Securities under the Securities Act for the Holder, the Corporation shall:

                    (a) file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become and remain effective;

                    (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or 120 days after the effective date thereof;

                    (c) as expeditiously as possible furnish to the Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder; and

                    (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the Holder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Holder; provided,
                                                                    ---------
          however, that the Corporation shall not be required in connection with
          -------
          this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

                    If the Corporation has delivered preliminary or final prospectuses to the Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Corporation shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Securities and return all prospectuses to the Corporation. The Corporation shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the selling stockholders shall be free to resume making offers of the Registrable Securities.

                    4.   Expenses of Registration.  All Registration Expenses
                         ------------------------
          incurred in connection with any registration, qualification and compliance pursuant to Section 2 shall be borne by the Corporation. All Selling Expenses incurred in connection with any such registration shall be borne by the Holder. If, notwithstanding this Agreement, applicable authorities in any state wherein Registrable Securities are to be sold require an allocation of Registration Expenses, the Holder agrees to pay his apportioned share thereof.

                    5.   Indemnification and Contribution.
                         --------------------------------

                    (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to Section 2, the Corporation will indemnify and hold harmless the Holder, each underwriter of such Registrable Securities, and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances under which they were made; and the Corporation will reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that
                                                         --------  -------
          the Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such

          Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Corporation, in writing, by or on behalf of such Holder, underwriter or controlling person specifically for use in the preparation thereof.

                    (b) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to Section 2, the Holder will indemnify and hold harmless the Corporation, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Corporation or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Corporation, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, if the statement or omission was made in reliance upon and in conformity with information relating to the Holder furnished in writing to the Corporation by or on behalf of the Holder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement and the Holder will reimburse the Corporation for any legal or any other expenses reasonably incurred by the Corporation in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the obligations of the Holder
                  --------  -------
          hereunder shall be limited to any amount equal to the proceeds to such Holder from Registrable Securities sold in connection with such registration.

                    (c) Each party entitled to indemnification under this
          Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the
                                          --------
          Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided, further, that the
                                                   --------  -------
          failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
          Section 5. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party
                                --------  -------
          shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                    (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Holder makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holder in circumstances for which indemnification is provided under this Section 5; then, in each such case, the Corporation and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that the Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, (A) the
                             --------  -------
          Holder will not be required to contribute any amount in excess of the proceeds to him of all Registrable Securities sold by him pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                    6.   Other Registration Rights.  Nothing herein contained
                         -------------------------
          shall prohibit or affect the Corporation's right to grant registration rights to any other persons.

                    7.   Information by Holder.  If any Registrable Securities
                         ---------------------
          are included in any registration, the Holder shall furnish to the Corporation in writing such information regarding the Holder and the distribution proposed by the Holder as the Corporation may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                    8.   Rule 144 Reporting.  With a view to making available
                         ------------------
          the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Corporation's capital stock to the public without registration, at all times after 90 days after the effective date of the first registration under the Securities Act filed by the Corporation for an offering of its securities to the general public, the Corporation agrees to:

                         (a) Make and keep public information available, as
                    those terms are understood and defined in Rule 144 under the Securities Act;

                         (b) Use its best efforts to file with the Commission in
                    a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and

                         (c) Furnish to Holder forthwith upon request a written
                    statement by the Corporation as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing that Holder to sell any such securities without registration.

                    9.   Market "Stand-off" Agreement.  The Holder, if requested
                         ----------------------------
          by the Corporation and an underwriter of the Corporation's securities, shall agree not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Corporation held by Holder during the 180-day period following the effective date of the first Registration Statement (except for any securities of the Corporation sold pursuant to such Registration Statement) of the Corporation filed under the Securities Act. Such agreement shall be in writing in form satisfactory to the Corporation and such underwriter.